                          Capital World Bond Fund/(R)/

                                   Prospectus
                                DECEMBER 1, 1999



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 ---------------------------------------------------------
 CAPITAL WORLD BOND FUND, INC.

 333 South Hope Street
 Los Angeles, CA  90071

 TICKER SYMBOL: CWBFX  NEWSPAPER ABBREV: Cap W   FUND NO:  31



 TABLE OF CONTENTS
 -------------------------------------------------------
  Risk/Return Summary                               2
 -------------------------------------------------------
  Fees and Expenses of the Fund                     5
 -------------------------------------------------------
  Investment Objective, Strategies and Risks        6
 -------------------------------------------------------
  Year 2000                                         9
 -------------------------------------------------------
  Management and Organization                      10
 -------------------------------------------------------
  Shareholder Information                          12
 -------------------------------------------------------
  Purchase and Exchange of Shares                  13
 -------------------------------------------------------
  Distribution Arrangements                        18
 -------------------------------------------------------
  Financial Highlights                             19
 -------------------------------------------------------
  Appendix                                         20
 -------------------------------------------------------

  31-010-1299/RRD
                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 ---------------------------------------------------------
 RISK/RETURN SUMMARY

 The fund seeks to provide you, over the long term, a high level of total return as is consistent with prudent management, by investing primarily in investment grade bonds denominated in U.S. dollars or other currencies. The fund may also invest in lower quality, higher yielding debt securities. Bonds held in the fund's portfolio may provide total return through interest income, changes in the market value of the fund's investment and changes in the value of other currencies against the U.S. dollar.

 The fund is designed for investors seeking returns through a portfolio of bonds of issuers based around the world. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, political or social events in the U.S. or abroad. The values of debt securities may be affected by changing interest rates and credit risk assessments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

 Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent. In addition, the fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer. However, the fund intends to limit its investments in the securities of any single issuer.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

CAPITAL WORLD BOND FUND / PROSPECTUS

 INVESTMENT RESULTS

 The following information illustrates how the fund's results fluctuate. Past results are not an indication of future results.



  Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)
 [bar chart]
 1989  4.57%
 1990 11.65%
 1991 15.28%
 1992  0.82%
 1993 16.73%
 1994 -1.43%
 1995 21.41%
 1996  6.34%
 1997 -0.36%
 1998 10.16%
[end bar chart\

  The fund's year-to-date return for the nine months ended September 30, 1999 was -2.66%.
 ------------------------------------------------------------------------------





 The fund's highest/lowest quarterly results during this time period were:

 HIGHEST                  7.43%   (quarter ended March 31, 1995)
 LOWEST                  -3.20%  (quarter ended March 31, 1990)

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 For periods ended December 31, 1998:

                     THE FUND WITH                SSB WORLD
 AVERAGE ANNUAL      MAXIMUM SALES                GOVERNMENT
 TOTAL RETURN      CHARGE DEDUCTED/1/           BOND INDEX/2/
 One Year                     4.89%                              15.30%
 -----------------------------------------------------------------------
 Five Years                   5.88%                               7.85%
 -----------------------------------------------------------------------
 Ten Years                    7.74%                               8.96%
 -----------------------------------------------------------------------
 Lifetime/3/                  8.24%                               9.44%
 -----------------------------------------------------------------------


 30-day yield/1/:  4.46%
 (For current yield information, please call American FundsLine/R/ at 1-800-325-3590)

 1 These fund results were calculated according to a formula which requires that the maximum sales charge of 4.75% be deducted and include the reinvestment of dividend and capital gain distributions. Results would be higher if they were calculated at net asset value.

 2 The Salomon Smith Barney World Government Bond Index includes the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States and includes eligible markets which must total at least US $20 billion, DM 30 billion and 2.5 trillion yen for three consecutive months. This index is unmanaged and does not reflect sales charges, commissions or expenses.

 3 The fund began investment operations on August 4, 1987.

CAPITAL WORLD BOND FUND / PROSPECTUS

 ---------------------------------------------------------
 FEES AND EXPENSES OF THE FUND

 The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 SHAREHOLDER FEES
 (fees paid directly from your investment)
 ----------------------------------------------------------------
 Maximum sales charge imposed on purchases               4.75%/1/
 (as a percentage of offering price)
 ----------------------------------------------------------------
 Maximum sales charge imposed on reinvested dividends       0%
 ----------------------------------------------------------------
 Maximum deferred sales charge                              0%/2/
 ----------------------------------------------------------------
 Redemption or exchange fees                                0%


 1 Sales charges are reduced or eliminated for larger purchases.

 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
 ----------------------------------------------------------
 Management Fees                                    0.64%
 Service (12b-1) Fees                               0.25%*
 Other Expenses                                     0.19%
 Total Annual Fund Operating Expenses               1.08%


 * 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

 EXAMPLE

 This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cumulative expenses would be:

 One year                                            $  580
 -----------------------------------------------------------
 Three years                                         $  802
 -----------------------------------------------------------
 Five years                                          $1,042
 -----------------------------------------------------------
 Ten years                                           $1,730

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 ---------------------------------------------------------
 INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

 The fund's investment objective is to provide you, over the long term, with a high level of total return as is consistent with prudent investment management.
  The fund invests primarily in debt securities denominated in various currencies, including U.S. dollars. Normally, the fund's debt obligations will consist substantially of investment grade bonds (rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation). The fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba and BB or below).

 In seeking to achieve its investment objective, the fund may engage in active and frequent trading of portfolio securities. High portfolio turnover typically involves greater transaction costs and may result in net capital gains which are taxable when distributed to shareholders.

 The values of most debt securities held by the fund may be affected by changing interest rates, effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. Debt securities are also subject to credit risk which is the possibility that an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The values of lower quality and longer maturity bonds will be subject to greater price fluctuations than higher quality and shorter maturity bonds. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and by doing a credit analysis of each issuer as well as by monitoring economic and legislative developments. Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective, but it also provides greater liquidity to meet redemptions or to make additional investments, and it would reduce the fund's exposure in the event of a market downturn.

CAPITAL WORLD BOND FUND / PROSPECTUS

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.


 ADDITIONAL INVESTMENT RESULTS

 For periods ended December 31, 1998:

 AVERAGE ANNUAL    THE FUND WITH       LIPPER GLOBAL
 TOTAL RETURN    NO SALES CHARGE/1/  INCOME AVERAGE/2/     CPI/3/
 One Year              10.16%              6.37%            1.61%
 --------------------------------------------------------------------
 Five Years             6.91%              5.70%            2.37%
 --------------------------------------------------------------------
 Ten Years              8.27%              7.74%            3.12%
 --------------------------------------------------------------------
 Lifetime/4/            8.70%              8.23%            3.25%
 --------------------------------------------------------------------


 Distribution rate/5/:  4.85%

 1 These fund results were calculated at net asset value according to a formula that is required for all stock and bond funds and include the reinvestment of dividend and capital gain distributions.

 2 The Lipper Global Income Category Average represents an average of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. This index is unmanaged and does not reflect sales charges, commissions or expenses.

 3 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

 4 The fund began investment operations on August 4, 1987.

 5 The distribution rate represents actual distributions paid by the fund. It was calculated at net asset value by annualizing dividends paid by the fund over one month and dividing that number by the fund's average net asset value for the month.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 The following chart illustrates the asset mix of the fund's investment portfolio as of the end of the fund's fiscal year, September 30, 1999.

[pie chart]
Non-U.S. Governments/Agencies                49.6%
Non-U.S. Corporate Bonds                     15.9%
U.S. Treasuries                               9.2%
U.S. Corporate Bonds                          8.4%
U.S. Mortgage and Asset-Backed Securities     5.0%
Non-U.S. Mortgage and Asset-Backed Securities 4.2%
U.S. Government Agency Notes                  4.0%
Cash and Cash Equivalents                     3.7%
[end pie chart]

[map]
United States    26.6%
Europe           44.0%
Asia/Pacific Rim 22.4%
Other             3.3%
[end map]


 BOND HOLDINGS BY QUALITY CATEGORY                          PERCENT OF
                                                            NET ASSETS
 See the Appendix for a description of quality categories
 -----------------------------------------------------------------------
 U.S. Treasury and Agency                                      15.0%
 -----------------------------------------------------------------------
 AAA                                                           40.1
 -----------------------------------------------------------------------
 AA                                                            10.5
 -----------------------------------------------------------------------
 A                                                             17.7
 -----------------------------------------------------------------------
 BBB                                                           10.7
 -----------------------------------------------------------------------
 BB                                                             2.3
 -----------------------------------------------------------------------


 Because the fund is actively managed, its holdings will change from time to time.

CAPITAL WORLD BOND FUND / PROSPECTUS

 ---------------------------------------------------------
 YEAR 2000

 The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers - including the investment adviser and its affiliates - have updated all of their computer systems to process date-related information properly following the turn of the century. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. These risks may be particularly acute in certain countries outside the U.S. in which the fund may invest and may adversely affect the fund's net asset value and total return. The fund and its investment adviser will continue to monitor developments relating to this issue.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 ---------------------------------------------------------
 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

 Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Capital World Bond Fund are listed on the following page.

CAPITAL WORLD BOND FUND / PROSPECTUS

                                                                         APPROXIMATE YEARS OF EXPERIENCE
                                               YEARS OF EXPERIENCE        AS AN INVESTMENT PROFESSIONAL
                                             AS PORTFOLIO COUNSELOR      (INCLUDNG THE LAST FIVE YEARS)
                                           (AND RESEARCH PROFESSIONAL,  -----------------------------------
    PORTFOLIO                                  IF APPLICABLE) FOR         WITH CAPITAL
 COUNSELORS FOR                                   CAPITAL WORLD           RESEARCH AND
  CAPITAL WORLD                                     BOND FUND              MANAGEMENT
    BOND FUND        PRIMARY TITLE(S)             (APPROXIMATE)              COMPANY
                 -------------------------------------------------------  OR AFFILIATES      TOTAL YEARS
                                                                        -----------------------------------
    MARK H.      Vice President of the     9 years                      11 years           22 years
    DALZELL      fund. Vice President -
                 Investment Management
                 Group, Capital Research
                 and Management Company
                                           ----------------------------------------------------------------
    ---------------------------------------
    MARK A.      Senior Vice President,    2 years (plus 2 years as a   6 years            14 years
    BRETT        Capital International     research professional prior
                 Limited*                  to becoming a portfolio
                                           counselor for the fund)
                                                                        -----------------------------------
    --------------------------------------------------------------------
    LAURENTIUS   Vice President, Capital   5 years                      6 years            11 years
    HARRER       International Research*
    -------------------------------------------------------------------------------------------------------
    THOMAS H.    Vice President, Capital   4 years (plus 2 years as a   10 years           13 years
    HOGH         International Research*   research professional prior
                                           to becoming a portfolio
                                           counselor for the fund)
                                                                        -----------------------------------
    --------------------------------------------------------------------
    JAMES R.     Vice President, Capital   12 years (since the fund     19 years           23 years
    MULALLY      Research Company*         began operations)
      The fund began investment operations on August 4, 1987
    * Company affiliated with Capital Research and Management Company.
--------------------------------------------------------------------------------------------------------------

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 ---------------------------------------------------------
 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                     Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773

 A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

 You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.

CAPITAL WORLD BOND FUND / PROSPECTUS

 ---------------------------------------------------------
 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE

 Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

 EXCHANGE

 You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.


 INVESTMENT MINIMUMS
 To establish an account                                       $1,000
   For a retirement plan account                               $  250
   For a retirement plan account through payroll deduction     $   25
 To add to an account                                          $   50
   For a retirement plan account through payroll deduction     $   25


 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

 SALES CHARGE

 A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                    SALES CHARGE AS A
                                      PERCENTAGE OF

                                    --------------------     DEALER
                                                NET        COMMISSION
                                    OFFERING   AMOUNT       AS % OF
 INVESTMENT                          PRICE    INVESTED   OFFERING PRICE

 -----------------------------------------------------------------------
 Less than $25,000                   4.75%     4.99%         4.00%
 -----------------------------------------------------------------------
 $25,000 but less than $50,000       4.50%     4.71%         3.75%
 -----------------------------------------------------------------------
 $50,000 but less than $100,000      4.00%     4.17%         3.25%
 -----------------------------------------------------------------------
 $100,000 but less than $250,000     3.50%     3.63%         2.75%
 -----------------------------------------------------------------------
 $250,000 but less than $500,000     2.50%     2.56%         2.00%
 -----------------------------------------------------------------------
 $500,000 but less than $1 million   2.00%     2.04%         1.60%
 -----------------------------------------------------------------------
 $1 million or more and certain other
 investments described below           see below  see below   see below



 PURCHASES NOT SUBJECT TO SALES CHARGE

 Investments of $1 million or more are sold with no initial sales charge. HOWEVER A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. The fund may pay a dealer concession of up to 1% under its Plan of Distribution on investments made with no initial sales charge.

CAPITAL WORLD BOND FUND / PROSPECTUS

 REDUCING YOUR SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below and in the statement of additional information and "Welcome to the Family."

 AGGREGATING ACCOUNTS

 To receive a reduced sales charge, investments made by you and your immediate family (see above) may be aggregated if made for their own account(s) and/or:

  - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

  -  solely controlled business accounts.

  -  single-participant retirement plans.

 Other types of accounts may also be aggregated. You should check with your financial adviser or consult the statement of additional information or "Welcome to the Family" for more information.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value of your existing holdings in The American Funds Group, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You may establish a Statement of Intention (SOI) that allows you to combine the purchases you intend to make over a 13-month period in any non-money market fund or individual American Legacy variable annuity or variable life insurance policy. At your request purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and

                                            CAPITAL WORLD BOND FUND / PROSPECTUS
 capital gains do not apply toward these combined purchases. An SOI allows you to take immediate advantage of the maximum quantity discount available. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

 PLAN OF DISTRIBUTION

 The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain shareholder services. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment and may cost you more than paying higher initial sales charges.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s).

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

CAPITAL WORLD BOND FUND / PROSPECTUS

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

  -  Checks must be made payable to the registered shareholder.

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE
 ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 ---------------------------------------------------------
 DISTRIBUTION ARRANGEMENTS

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in March, June, October and December. The first three dividends of each year are normally the same; the December dividend may be greater or less than the first three reflecting the impact of foreign currency transactions. Capital gains, if any, are usually distributed in December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see the statement of additional information, the "Welcome to the Family" guide, and your tax adviser for further information.

CAPITAL WORLD BOND FUND / PROSPECTUS

 ---------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                             YEARS ENDED SEPTEMBER 30
                                          ---------------------------------
                              1999          1998       1997       1996        1995
                         -------------------------------------------------------------
 Net Asset Value,               $16.32     $16.40     $16.86     $16.81      $15.33
 Beginning of Year
 -------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income             .84        .43        .88       1.09        1.09
 Net gains or losses on
 securities (both
 realized and                     (.88)       .57       (.16)       .16        1.57
 unrealized)
 -------------------------------------------------------------------------------------
 Total from investment            (.04)      1.00        .72       1.25        2.66
 operations
 -------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net
 investment income)               (.55)      (.80)      (.95)     (1.08)      (1.18)
 Dividends (from net
 realized non-U.S.                   -          -       (.23)      (.12)          -
 currency gains)/1/
 -------------------------------------------------------------------------------------
 Distributions (from              (.32)      (.28)         -          -           -
 capital gains)
 -------------------------------------------------------------------------------------
 Total distributions              (.87)     (1.08)     (1.18)     (1.20)      (1.18)
 -------------------------------------------------------------------------------------
 Net Asset Value,               $15.41     $16.32     $16.40     $16.86      $16.81
 End of Year
 -------------------------------------------------------------------------------------
 Total return/2/            (.32    )%      6.42%      4.38%      7.67%      18.10%
 -------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of               $554       $645       $758       $811        $653
 year (in millions)
 -------------------------------------------------------------------------------------
 Ratio of expenses to            1.08%      1.06%      1.07%      1.09%       1.12%
 average net assets
 -------------------------------------------------------------------------------------
 Ratio of net income             4.66%      5.15%      5.21%      6.07%       6.83%
 to average net assets
 -------------------------------------------------------------------------------------
 Portfolio turnover
 rate
 1Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.

 2 Excludes maximum sales charge of 4.75%.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 ---------------------------------------------------------
 APPENDIX

 Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

 "Aaa--Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

 "Aa--High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

 "A--Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Baa--Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Ba--Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

 "B--Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Caa--Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

 "Ca--Speculative in a high degree; often in default or having other marked shortcomings."

 "C--Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

CAPITAL WORLD BOND FUND / PROSPECTUS

 Moody's supplies numerical indicators, 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic category.

 Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

 "AAA--Highest rating. Capacity to pay interest and repay principal is extremely strong."

 "AA--High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

 "A--Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

 "BBB--Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

 "BB, B, CCC, CC, C--Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

 "C1--Reserved for income bonds on which interest is being paid."

 "D--In default and payment of interest and/or repayment of principal is in arrears."

 Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                            CAPITAL WORLD BOND FUND / PROSPECTUS

 FOR SHAREHOLDER       FOR RETIREMENT PLAN          FOR DEALER
 SERVICES              SERVICES                     SERVICES
 American Funds        Call your employer or        American Funds
 Service Company       plan administrator           Distributors
 800/421-0180                                       800/421-9900 ext. 11





                      FOR 24-HOUR INFORMATION
        American FundsLine(R)  American FundsLine OnLine(R)
        800/325-3590           http://www.americanfunds.com


 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 ---------------------------------------------------------
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ---------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent auditors' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 The fund's code of ethics and current SAI has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated by reference into this prospectus. These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

 To request a free copy of any of the documents above:


 Call American Funds         Write to the Secretary of the fund
 Service Company       or    333 South Hope StreetLos Angeles, CA
 800/421-0180 ext. 1          90071


 Investment Company File No. 811-5104
                                                       Printed on recycled paper

                         CAPITAL WORLD BOND FUND, INC.

                                     Part B
                      Statement of Additional Information

                                December 1, 1999

This document is not a prospectus but should be read in conjunction with the current prospectus of Capital World Bond Fund (the "fund" or "WBF") dated December 1, 1999. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                         Capital World Bond Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                              Los Angeles, CA  90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        9
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .       10
Fund Directors and Officers . . . . . . . . . . . . . . . . . . . .       11
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       17
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       22
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       29
Shareholder Account Services and Privileges . . . . . . . . . . . .       30
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       33
General Information . . . . . . . . . . . . . . . . . . . . . . . .       33
Investment Results and Related Statistics . . . . . . . . . . . . .       35
Financial Statements




                       Capital World Bond Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


DEBT SECURITIES

- The fund will invest at least 65% of its assets in bonds (for this purpose, bonds are considered any debt securities having initial maturities in excess of one year).
- Normally, the fund will invest substantially in debt securities rated Baa/BBB or better by Moody's Investors Services Inc. (Moody's) or Standard & Poor's Corporation (S&P) or unrated but determined to be of equivalent quality.
- The fund may invest up to 25% of its assets in straight debt securities rated Ba and BB or below by Moody's and S&P or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

-    The fund's debt securities will be invested in at least three countries.
- Issuers of debt securities located in any one country (other than the United States) will represent no more than 40% of the fund's assets.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


High-yield, high-risk bonds rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Certain risk factors relating to "high-yield, high-risk bonds" are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments and may be less sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial


                       Capital World Bond Fund -- Page 2
     stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

     PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


INVESTING IN VARIOUS COUNTRIES -- Investing outside the U.S. involves special risks, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in


                       Capital World Bond Fund -- Page 3
these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar). While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


The fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities. Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In


                       Capital World Bond Fund -- Page 4
the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.


U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Farmers Home Administration, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be


                       Capital World Bond Fund -- Page 5
structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


                       Capital World Bond Fund -- Page 6

As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.


CASH AND CASH EQUIVALENTS - These securities include (i) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and saving bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.


WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


                       Capital World Bond Fund -- Page 7

INVESTMENT COMPANIES -- The fund has the ability to invest up to 10% of its total assets in shares of closed-end investment companies, but will not acquire more than 3% of the outstanding voting securities of any one closed-end investment company. (If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.)


LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.


DIVERSIFICATION -- For the fund to be considered a "diversified" investment company under federal and state laws, it would be required to limit its investment in any one issuer (other than the U.S. Government) to 5% of its total assets. However, such a limitation would reduce the extent to which the fund could concentrate its non-U.S. investments in securities of governmental issuers, which are generally considered to be of higher credit quality than are non-U.S. private issuers, and accordingly might increase the fund's investment risk. The fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders.


                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status. Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover(100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.


The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                       Capital World Bond Fund -- Page 8

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

2.   Invest in companies for the purpose of exercising control or management;

3. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) or options on currencies;

4. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

5. Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

7. Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

8. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

9. Invest in interests in oil, gas, or other mineral exploration or development programs;


                       Capital World Bond Fund -- Page 9

10. Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies;

NON-FUNDAMENTAL POLICIES -- The following non-fundamental policies may be changed without shareholder approval:


1. The fund may invest up to 25% of its net assets in below investment grade debt securities (those rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of comparable value).

2. The fund does not currently intend to lend portfolio securities or other assets to third parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

3. The fund will not invest more than 15% of the value of its net assets in illiquid securities.

4. The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 8, 1987.


All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                       Capital World Bond Fund -- Page 10

                          FUND DIRECTORS AND OFFICERS

                      Directors and Director Compensation


                                                                                               AGGREGATE
                                                                                              COMPENSATION
                                                                                         (INCLUDING VOLUNTARILY
                                                                                                DEFERRED
                                                                                            COMPENSATION/1/)
                                                                                             FROM THE FUND
                                 POSITION                                                  DURING FISCAL YEAR
                                   WITH            PRINCIPAL OCCUPATION(S) DURING                ENDED
   NAME, ADDRESS AND AGE        REGISTRANT                  PAST 5 YEARS                   SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.         Director        Corporate Director and author; former            $1,950/3/
 6077 San Elijo, Box 2494                      United States Ambassador to Spain;
 Rancho Santa Fe, CA 92067                     former Vice Chairman of the Board,
 Age: 65                                       Knight-Ridder, Inc., former Chairman
                                               and Publisher, The Miami Herald
                                                                                         ------------------------
-----------------------------------------------------------------------------------------
 H. Frederick Christie         Director        Private Investor.  Former President and          $3,750/3/
 P.O. Box 144                                  Chief Executive Officer, The Mission
 Palos Verdes Estates, CA                      Group (non-utility holding company,
 90274                                         subsidiary of Southern California
 Age: 66                                       Edison Company)
-----------------------------------------------------------------------------------------------------------------
 + Don R. Conlan               Director        President (retired), The Capital Group            none/4/
 1630 Milan Avenue                             Companies, Inc.
 South Pasadena, CA 91030
 Age: 63
-----------------------------------------------------------------------------------------------------------------
 Diane C. Creel                Director        CEO and President, The Earth Technology          $2,900/3/
 100 W. Broadway                               Corporation (international consulting
 Suite 5000                                    engineering)
 Long Beach, CA 90802
 Age: 51
-----------------------------------------------------------------------------------------------------------------
 Martin Fenton                 Director        Chairman, Senior Resource Group LLC              $3,100/3/
 4660 La Jolla Village                         (development and management of senior
 Drive                                         living communities)
 Suite 725
 San Diego, CA 92122
 Age: 64
-----------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller             Director        President, Fuller Consulting (financial          $ 3,500
 4337 Marina City Drive                        management consulting firm)
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 53
-----------------------------------------------------------------------------------------------------------------
 +* Abner D. Goldstine         President,      Senior Vice President and Trustee,                none/4/
 Age: 69                       PEO             Capital Research and Management Company
                               and Director
-----------------------------------------------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.        Chairman of     Executive Vice President and Director,            none/4/
 Age: 50                       the Board       Capital Research and Management Company
                                                                                         ------------------------
-----------------------------------------------------------------------------------------
 Richard G. Newman             Director        Chairman, President and CEO, AECOM               $3,100/3/
 3250 Wilshire Boulevard                       Technology Corporation (architectural
 Los Angeles, CA 90010-1599                    engineering)
 Age: 65
-----------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez              Director        President, The Sanchez Family                    $1,750/3/
 5234 Via San Delarro, #1                      Corporation dba McDonald's Restaurants
 Los Angeles, CA 90022                         (McDonald's licensee)
 Age: 55
-----------------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM       TOTAL NUMBER
                                   ALL FUNDS MANAGED BY         OF FUND
                                  CAPITAL RESEARCH AND           BOARDS
                                   MANAGEMENT COMPANY           ON WHICH
                              OR ITS AFFILIATES/2/ FOR THE      DIRECTOR
   NAME, ADDRESS AND AGE      YEAR ENDED SEPTEMBER 30, 1999    SERVES/2/
---------------------------------------------------------------------------
 Richard G. Capen, Jr.                  $45,250/3/                 14
 6077 San Elijo, Box 2494
 Rancho Santa Fe, CA 92067
 Age: 65
---------------------------------------------------------------------------
 H. Frederick Christie                  $211,600/3/                19
 P.O. Box 144
 Palos Verdes Estates, CA
 90274
 Age: 66
---------------------------------------------------------------------------
 + Don R. Conlan                          none/4/                  12
 1630 Milan Avenue
 South Pasadena, CA 91030
 Age: 63
---------------------------------------------------------------------------
 Diane C. Creel                         $48,000/3/                 12
 100 W. Broadway
 Suite 5000
 Long Beach, CA 90802
 Age: 51
---------------------------------------------------------------------------
 Martin Fenton                          $ 132,600                  15
 4660 La Jolla Village
 Drive
 Suite 725
 San Diego, CA 92122
 Age: 64
---------------------------------------------------------------------------
 Leonard R. Fuller                      $  63,267                  12
 4337 Marina City Drive
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 53
---------------------------------------------------------------------------
 +* Abner D. Goldstine                    none/4/                  12
 Age: 69

---------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.                   none/4/                  14
 Age: 50
---------------------------------------------------------------------------
 Richard G. Newman                      $ 107,100                  13
 3250 Wilshire Boulevard
 Los Angeles, CA 90010-1599
 Age: 65
---------------------------------------------------------------------------
 Frank M. Sanchez                       $   5,050                  12
 5234 Via San Delarro, #1
 Los Angeles, CA 90022
 Age: 55
---------------------------------------------------------------------------




                       Capital World Bond Fund -- Page 11

                       Capital World Bond Fund -- Page 12

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.
++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.
* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071
1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of fiscal year ended September 30, 1999 for participating Directors is as follows: Richard G. Capen, Jr., ($1,927), H. Frederick Christie ($7,378), Diane C. Creel ($2,711), Martin Fenton ($10,007), Richard G. Newman ($22,532), and Frank M. Sanchez ($730). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

4 Don R. Conlan, Abner D. Goldstine, and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                       Capital World Bond Fund -- Page 13

                                    OFFICERS


                               POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Mark H. Dalzell         45   Vice President   Vice President - Investment
11100 Santa Monica                            Management Group, Capital
Blvd.                                         Research and Management Company
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Michael J. Downer       44   Vice President   Senior Vice President - Fund
333 South Hope Street                         Business Management Group,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------
Julie F. Williams       51   Secretary        Vice President - Fund Business
333 South Hope Street                         Management Group, Capital
Los Angeles, CA 90071                         Research and Management Company
-------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   37   Treasurer        Vice President - Fund Business
135 South State                               Management Group, Capital
College Blvd.                                 Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------
Kimberly S. Verdick     35   Assistant        Assistant Vice President - Fund
333 South Hope Street        Secretary        Business Management Group,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------
Todd L. Miller          41   Assistant        Assistant Vice President - Fund
135 South State              Treasurer        Business Management Group,
College Blvd.                                 Capital Research and Management
Brea, CA 92821                                Company
-------------------------------------------------------------------------------



All of the officers listed are officers, and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $1,500 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of November 1, 1999 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The


                       Capital World Bond Fund -- Page 14

Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.


The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the annual rates of 0.65% of the first $500 million of the fund's average net assets, plus 0.57% on average net assets in excess of $500 million but not exceeding $1 billion, plus 0.50% on average net assets in excess of $1 billion.


The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal


                       Capital World Bond Fund -- Page 15
year ending ona date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess.


For the fiscal years ended September 30, 1999, 1998, and 1997, the Investment Adviser received advisory fees of $3,875,000, $4,538,000, and $5,266,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended September 30, 1999 amounted to $231,000 after allowance of $1,186,000 to dealers. During the fiscal years ended 1998 and 1997 the Principal Underwriter retained $245,000 and $480,000, respectively after an allowance of $1,020,000 and $2,008,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.


Under the Plan the fund may expend up to 0.30% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).


Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended


                       Capital World Bond Fund -- Page 16

September 30, 1999, the fund paid or accrued $1,535,000 for compensation to dealers under the Plan. As of September 30, 1999, accrued and paid distribution expenses were $103,000.


The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.


In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES - The fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


                       Capital World Bond Fund -- Page 17

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by a fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed


                       Capital World Bond Fund -- Page 18
to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.


                       Capital World Bond Fund -- Page 19

Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


                       Capital World Bond Fund -- Page 20

To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


                       Capital World Bond Fund -- Page 21

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Investment         $50 minimum (except where a
                        Minimums and Fund       lower minimum is noted under
                        Numbers "for initial    "Investment Minimums and Fund
                        investment minimums.    Numbers").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call800/421-0180 to     Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------



                       Capital World Bond Fund -- Page 22

INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                                              MINIMUM
                                                                              INITIAL       FUND
 FUND                                                                       INVESTMENT     NUMBER
 ----                                                                       ----------     ------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $1,000         02
 American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . .        500         11
 American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         03
 Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . . . . .      1,000         12
 Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . . . . .      1,000         33
 EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         16
 Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . . . . .        250         10
 The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .      1,000         05
 The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .      1,000         06
 The Investment Company of America/(R)/ . . . . . . . . . . . . . . . . .        250         04
 The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .      1,000         14
 New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         07
 New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,000         36
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . .      1,000         35
 Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . . . . .        250         01
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . . . . .      1,000         40
 American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . . . . .      1,000         21
 The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . . . .      1,000         08
 Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .      1,000         31
 Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . . . . .      1,000         23
 Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . . . . .      1,000         43
 The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . . . . .      1,000         19
 The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . . . . .      1,000         20
 The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . . . . .      1,000         24
 The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . . . . .      1,000         25
 U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . . . . .      1,000         22
 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/  . . . . . . . . . . . . . . .      2,500         09
 The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . . . . .      2,500         39
 The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . . . . .      2,500         49
 ___________
 *Available only in certain states.


For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25


                       Capital World Bond Fund -- Page 23
for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)



                                                                    DEALER
                                            SALES CHARGE AS       CONCESSION
                                           PERCENTAGE OF THE:    AS PERCENTAGE
                                           ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                     NET AMOUNT  OFFERING     OFFERING
                                          -INVESTED-   PRICE         PRICE
------------------------------------------ --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $50,000 . . . . . . . . . . .     6.10%      5.75%         5.00%
$50,000 but less than $100,000. .           4.71       4.50          3.75
BOND FUNDS
Less than $25,000 . . . . . . . .           4.99       4.75          4.00
$25,000 but less than $50,000 . .           4.71       4.50          3.75
$50,000 but less than $100,000 . .          4.17       4.00          3.25
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .           3.63       3.50          2.75
$250,000 but less than $500,000 .           2.56       2.50          2.00
$500,000 but less than $1,000,000           2.04       2.00          1.60
$1,000,000 or more . . . . . . . . . .        none     none    (see below)
-----------------------------------------------------------------------------



PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


                       Capital World Bond Fund -- Page 24

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.


REDUCING YOUR SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your


                       Capital World Bond Fund -- Page 25
investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy variable annuities or variable life insurance policies (American Legacy, American Legacy II, American Legacy III, and American Legacy Shareholder's Advantage variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities or variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.


                       Capital World Bond Fund -- Page 26

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:

     - employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;

     - business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     - for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     - made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     - for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, as well as individual holdings in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In


                       Capital World Bond Fund -- Page 27
the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.


The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity,


                       Capital World Bond Fund -- Page 28
where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -    Requests must be signed by the registered shareholder(s)

     -    A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -  Made payable to someone other than the registered shareholder(s);
             or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.


                       Capital World Bond Fund -- Page 29

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or


                       Capital World Bond Fund -- Page 30
around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Checks that remain uncashed earn no interest.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


                       Capital World Bond Fund -- Page 31

AUTOMATIC EXCHANGES - You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's articles of incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per


                       Capital World Bond Fund -- Page 32
share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Dealer concessions paid on underwriting transactions for the fiscal years ended September 30, 1999, 1998 and 1997, amounted to $98,000, $172,000 and $212,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, J.P. Morgan & Co. and Merrill Lynch, Pierce, Fenner and Smith, Inc. were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held debt securities of J.P. Morgan & Co. and Merrill Lynch, Pierce, Fenner and Smith, Inc. in the amount of $880,000 and $340,000, respectively, as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.


                       Capital World Bond Fund -- Page 33

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $551,000 for the fiscal year ended September 30, 1999.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 10017, serves as the funds' independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the funds' independent auditors is reviewed and determined annually by the Board of Directors.


REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on September 30. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.


YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. The fund understands that these service providers have updated all of their computer systems to process date-related information properly following the turn of the century. However, there can be no assurance that these steps are sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


                       Capital World Bond Fund -- Page 34

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE -- SEPTEMBER 30, 1999

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $15.41
Maximum offering price per share
  (100/95.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $16.18

                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 4.74% based on a 30-day (or one month) period ended September 30, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


The fund's one year total return and average annual total return for the five- and ten-year periods ended September 30, 1999 were -5.03%, 6.05% and 7.27%, respectively. The fund's average annual total return at net asset value for the one-, five- and ten-year periods ended on September 30, 1999 were -0.32%, 7.08% and 7.80, respectively.


In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


                       Capital World Bond Fund -- Page 35

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


In addition, investments in certain currency contracts may affect the fund's distribution rate. The Internal Revenue Service requires funds to recognize as ordinary income certain realized currency gains on non-U.S. currency transactions and to distribute such amounts as dividends to shareholders. Conversely, realized currency losses must be recognized as ordinary losses and reflected by reductions in dividends. Because such adjustments affect a fund's distribution rate calculations, a fund's distribution rate may be greater (if there is a net currency gain) or lesser (if there is a net currency loss) than its SEC yield. In addition, because of special tax treatment, certain other transactions may result in differences between the SEC yield and distribution rate. For example, unrealized gains on certain open forward currency contracts are required to be recognized as income and distributed as dividends (and are therefore included in the distribution rate but are not included in the SEC yield).


                       Capital World Bond Fund -- Page 36

EXPERIENCE OF INVESTMENT ADVISER - The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1969 (138 in all), those funds have had better total returns than their comparable Lipper indexes in 128 of 138 periods.


Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.


(1) The Salomon Smith Barney non-U.S. Dollar Indexes, which measure the total return of high-quality non-U.S. dollar denominated securities in major sectors of the bond market.

(2) The Lehman Brothers Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage-backed securities), and all public, fixed-rate, non-convertible investment grade domestic corporate debt.

(3) The Salomon Smith Barney Broad Investment-Grade Bond Index, is a market capitalization weighted index and includes fixed-rate Treasury, Government-sponsored, mortgage, and investment-grade corporates (BBB/Baa3) with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and mortgage issues is $1 billion for both entry and exit. For Government-sponsored and corporate issues, the entry and exit amounts are $100 million. .

(4) The Salomon Smith Barney World Government Bond Index includes the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States and includes eligible markets which must total at least U.S. $20 billion, DM 30 billion and 2.5 trillion yen for 3 consecutive months.

 (5) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth.

(6) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).


                       Capital World Bond Fund -- Page 37

                       IF YOU ARE CONSIDERING WBF FOR AN
  INDIVIDUAL RETIREMENT ACCOUNT HERE ARE THE BENEFITS OF SYSTEMATIC INVESTING:

Here's how much you would have if you invested $2,000 a year in WBF:
        1 Year                 3 Years                 Lifetime
 (10/1/98 - 9/30/99)     (10/1/96 - 9/30/99)      (8/4/87 - 9/30/99)
                   -
-----------------------------------------------------------------------
        $1,899                  $6,029                  $36,612
-----------------------------------------------------------------------




           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                    . . . AND HAD TAKEN
                                                     ALL DIVIDENDS AND
                                                       CAPITAL GAIN
                                                       DISTRIBUTIONS
                                                      IN SHARES, YOUR
       IF YOU HAD                                    INVESTMENT WOULD
    INVESTED $10,000                                  HAVE BEEN WORTH
    IN WBF THIS MANY                                   THIS MUCH AT
    YEARS AGO . . .                                 SEPTEMBER 30, 1999


         NUMBER                PERIODS
        OF YEARS             10/1 - 9/30                  VALUE**
           1
                             1998 - 1999                  $ 9,496
           2
                             1997 - 1999                   10,102
           3
                             1996 - 1999                   10,547
           4
                             1995 - 1999                   11,354
           5
                             1994 - 1999                   13,415
           6
                             1993 - 1999                   13,329
           7
                             1992 - 1999                   14,710
           8
                             1991 - 1999                   16,104
           9
                             1990 - 1999                   18,700
           10
                             1989 - 1999                   20,180
           11
                             1988 - 1999                   21,283
           12
                             1987 - 1999                   24,090
        Lifetime             1987* - 1999                  24,009

* From fund inception on August 4, 1987.
** Value assumes deduction of the maximum 4.75% sales charge from the initial purchase payment.


                       Capital World Bond Fund -- Page 38

                  Illustration of a $10,000 investment in WBF with dividends and capital gains reinvested
       (For the lifetime of the Fund August 4, 1987 - September 30, 1999)

                          COST OF SHARES                            VALUE OF SHARES
                          -------------                             --------------
  FISCAL                                    TOTAL          FROM           FROM           FROM
 YEAR END      ANNUAL       DIVIDENDS     INVESTMENT     INITIAL     CAPITAL GAINS    DIVIDENDS       TOTAL
   9/30       DIVIDENDS   (CUMULATIVE)       COST       INVESTMENT     REINVESTED     REINVESTED      VALUE
   ----       ---------   ------------       ----       ----------     ----------     ----------      -----
   1987*          ---            ---       $10,000       $ 9,493            ---            ---       $ 9,493
   1988        $  621        $   621        10,621        10,120         $    8            615        10,743
   1989           801          1,422        11,422         9,700            237          1,393        11,330
   1990           945          2,367        12,367         9,640            236          2,355        12,231
   1991           948          3,315        13,315        10,400            254          3,545        14,199
   1992         1,000          4,315        14,315        10,633            260          4,649        15,542
   1993           871          5,186        15,186        10,987            443          5,729        17,159
   1994         1,046          6,232        16,232        10,220            491          6,342        17,053
   1995         1,354          7,586        17,586        11,207            539          8,394        20,140
   1996         1,474          9,060        19,060        11,240            540          9,904        21,684
   1997         1,557         10,617        20,617        10,933            526         11,175        22,634
   1998         1,140         11,757        21,757        10,880            916         12,291        24,087
   1999           831         12,588        22,588        10,273          1,318         12,418        24,009


The dollar amount of capital gain distributions during the fund^s lifetime was $1,343.
* From inception on August 4, 1987.
** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.







                       Capital World Bond Fund -- Page 39


Capital World Bond Fund
Statistics Request

For year ended September 30, 1999
Investment Mix:
By Type of Security:
Stocks                                                  0%
Bonds                                               96.30%
Cash                                                 3.70%



Portfolio Summary:
US Corporate Bonds                                    8.43    8.4
US Treasuries                                         9.23    9.2
Non-US Corporate Bonds                               15.94   15.9
Non-US Governments/Agencies                          49.55   49.6
US Mortgage Backed                                    3.21    3.2
Non-US Mortgage Backed                                3.29    3.3
US Asset Backed                                       1.83    1.8
Non-US Asset Backed                                    0.9    0.9
Agency Notes                                          3.97      4
Cash & Equivalents                                    3.65    3.7


NAV
9/30/1998                                            16.32
9/30/1999                                            15.41


Capital World Bond Fund, Inc.
Investment Portfolio, September 30, 1999
                                                         Principal        Market   Percent
                                                            Amount         Value    of Net
Bonds and Notes                                               (000)         (000)   Assets
--------------------------------------------             ---------- ------------ ------------

EUROS
German Government:
 8.875% 2000                                                E4,400 US$         4993
 8.25% 2001                                                   4,000         4,623
 7.25% 2002                                                   4,250         4,936
 8.00% 2002                                                   6,641         7,798
 6.75% 2003                                                   1,023         1,176
 6.50% 2005                                                  10,858        12,590
 6.875% 2005                                                  4,975         5,844    11.92%
Bundesrepublic:
 5.00% 2002                                                   6,500         7,095
 6.00% 2007                                                     600           677
Treuhandanstalt:
 7.125% 2003                                                  6,669         7,722
 7.50% 2004                                                   7,145         8,555
Bayerische Vereinsbank:
 5.00% 2008                                                   4,000         4,138      2.53
 5.50% 2008                                                   9,226         9,882
Netherlands Government:
 5.75% 2002                                                   4,700         5,230
 3.75% 2009                                                     795           752      1.22
 5.50% 2028                                                     735           740
Italian Government BTPS:
 6.00% 2007                                                   3,744         4,176      1.13
 5.00% 2008                                                   2,000         2,095
Spanish Government:
 6.00% 2008                                                   3,486         3,888      1.00
 6.15% 2013                                                   1,503         1,669
French Government:
 BTNS 4.75% 2002                                                600           652
 4.50% 2003                                                   2,500         2,679       .91
 OAT 5.25% 2008                                               1,606         1,722
Rheinische Hypothekenbank Eurobond 4.25% 2008                 3,000         2,917       .53
Ireland (Republic of) 2.75% 2002                              1,800         1,844       .33
Corporacion Andina de Fomento 4.75% 2004                      1,000         1,005       .18
General Motors Acceptance Corp. 4.00% 2006                    1,000           987       .18
                                                                    ------------ -----------
                                                                          110,385     19.93
                                                                    ------------ -----------

GERMAN MARKS
Ford Motor Credit Co. 5.25% 2008                          DM22,900         11,985      2.17
Telstra Corp. Ltd. 5.125% 2008                                2,250         1,185       .21
                                                                    ------------ -----------
                                                                           13,170      2.38
                                                                    ------------ -----------

JAPANESE YEN
International Bank for Reconstruction and Development:
 4.50% 2000                                               Y450,000          4,364
 4.50% 2003                                                 789,000         8,438      3.12
 4.75% 2004                                                 400,000         4,495
The Japan Development Bank 6.50% 2001                       990,000        10,445
Japanese Government:
 .70% 2004                                                  570,000         5,273      3.05
 .90% 2008                                                  130,000         1,133
General Motors Acceptance Corp. .206% 2002 (1)            1,434,000        13,472      2.43
European Investment Bank:
 4.25% 2001                                                 826,000         8,197      1.85
 6.75% 2001                                                 200,000         2,078
SHL 1991-1 Corp. Ltd.: (2)
 Class A1, .478% 2024 (1)                                   107,514         1,011
 Class A2, .778% 2024 (1)                                   130,000         1,223       .90
 Class A3, 2.09% 2024                                       300,000         2,761
Fannie Mae 2.125% 2007                                      420,000         4,140       .75
Spain (Kingdom of) 3.11% 2006                               380,000         3,992       .72
Hellenic Republic 2.90% 2007                                230,000         2,291       .41
Inter-American Development Bank 6.75% 2001                  150,000         1,538       .28
Nippon Telegraph & Telephone Corp. 2.50% 2007                60,000           600       .11
                                                                    ------------ -----------
                                                                           75,451     13.62
                                                                    ------------ -----------

NEW ZEALAND DOLLARS
New Zealand Government:
 8.00% 2001                                               NZ$7,000          3,729
 8.00% 2004                                                   6,500         3,536
 8.00% 2006                                                   3,000         1,651      3.94
 7.00% 2009                                                   8,725         4,531
 4.72%  2016 (3)                                             17,046         8,399
Fannie Mae 7.25% 2002                                        12,000         6,286      1.14
Canadian Government 6.625% 2007                               8,500         4,156       .75
                                                                    ------------ -----------
                                                                           32,288      5.83
                                                                    ------------ -----------

GREEK DRACHMAS
Hellenic Republic:
 6.60% 2004                                              GRD300,000US$        964
 8.90% 2004                                                 600,000         2,103
 8.80% 2007                                               3,714,700        13,411      5.39%
 8.60% 2008                                               1,930,000         6,968
 7.50% 2013                                               1,885,000         6,389
                                                                    ------------ -----------
                                                                           29,835      5.39
                                                                    ------------ -----------

BRITISH POUNDS
United Kingdom:
 8.00% 2000                                                 L1,000          1,685
 6.50% 2003                                                   2,000         3,324      1.36
 5.75% 2009                                                   1,500         2,499
Tussauds Finance Ltd., Class A3, 7.078% 2020                  3,000         4,630       .84
Scottish Life Finance PLC 9.00% undated (1)                   2,750         4,584       .83
Halifax Building Society:
 8.75% 2006                                                   1,000         1,772       .57
 11.00% 2014                                                    600         1,364
Punch Taverns 7.567% 2026                                     2,000         3,067       .55
Royal Bank of Scotland 8.375% 2007                            1,000         1,741       .31
Bank of Ireland 9.75% 2005                                      835         1,503       .27
Lloyds TSB Group PLC 8.50% 2006                                 800         1,396       .25
NPI Finance PLC 9.625% undated                                  750         1,307       .24
Pubmaster Finance Ltd., Class B, 8.44% 2025                     550           908       .16
                                                                    ------------ -----------
                                                                           29,780      5.38
                                                                    ------------ -----------

DANISH KRONER
Nykredit: (2)
 6.00% 2029                                              DKr61,043          7,980      1.96
 7.00% 2029                                                  20,775         2,902
Denmark (Kingdom of):
 8.00% 2003                                                  10,000         1,588
 7.00% 2004                                                   7,000         1,096
 5.00% 2005                                                  31,000         4,406      1.95
 7.00% 2007                                                  21,000         3,300
 6.00% 2009                                                   2,800           414
Danske Kredit: (2)
 6.00% 2029                                                  29,302         3,831      1.11
 7.00% 2029                                                  16,500         2,298

                                                                    ------------ -----------
                                                                           27,815      5.02
                                                                    ------------ -----------

AUSTRALIAN DOLLARS
News America Holdings Inc. 8.625% 2014                     A$9,000          5,816      1.05
Queensland Treasury Corp. 6.00% 2009                          4,450         2,776       .50
Australian Government:
 10.00% 2002                                                    550           402
 6.75% 2006                                                   2,000         1,351       .46
 10.00% 2006                                                  1,000           786
New South Wales Treasury Corp. 7.00% 2004                     3,000         2,019       .37
Statens Bostadfinansier 6.50% 2000                            2,800         1,844       .33
South Australian Government Financing Authority               1,500         1,075       .19
 11.25% 2001
                                                                    ------------ -----------
                                                                           16,069      2.90
                                                                    ------------ -----------

CANADIAN DOLLARS
Canadian Government:
 9.75% 2001                                                   4,000         2,954
 7.25% 2003                                                   5,250         3,763
 7.25% 2007                                                   2,350         1,749      1.85
 10.75% 2009                                                  1,000           933
 4.819% 2021 (3)                                              1,071           789
Lindsey Morden Group Inc., Series B, 7.00% 2008 (4)           7,000         4,337       .78
Canada Trust 6.75% 2001 (2)                                   1,320           904       .16
Merrill Lynch Mortgage Loans Inc., Series CAN-2,                500           340       .06
 Class A2, 6.68% 2031 (2)
                                                                    ------------ -----------
                                                                           15,769      2.85
                                                                    ------------ -----------

SWEDISH KRONOR
AB Spintab:
 6.25% 2002                                                  32,000         3,998
 7.50% 2004                                                  38,100         4,930      1.77
 6.00% 2009                                                   7,300           860
Stadshypotek AB 5.50% 2008                                   18,000         2,057       .37
Swedish Government 10.25% 2000                                3,500           446       .08
                                                                    ------------ -----------
                                                                           12,291      2.22
                                                                    ------------ -----------

NORWEGIAN KRONER
Norwegian Government 6.75% 2007                              68,350         9,183      1.66
                                                                    ------------ -----------

POLISH ZLOTY
Polish Government:
 13.00% 2001                                                 22,250         5,333      1.39
 12.00% 2003                                                 10,000         2,361
                                                                    ------------ -----------
                                                                            7,694      1.39
                                                                    ------------ -----------

HUNGARIAN FORINTS
Hungarian Government:
 13.00% 2003                                                750,000         3,087       .63
 10.50% 2004                                                100,000           387
                                                                    ------------ -----------
                                                                            3,474       .63
                                                                    ------------ -----------

SOUTH AFRICAN RANDS
South Africa (Republic of) 13.00% 2010                       19,050         2,835       .51
                                                                    ------------ -----------

U.S. DOLLAR
U.S. Treasury Obligations:
 6.75% 2000                                                     900           907
 6.625% 2001-2007                                             4,950         5,081
 8.00% 2001                                                     750           777
 5.875% 2002                                                    100           100
 6.375% 2002                                                  9,500         9,659
 5.50% 2003                                                   5,800         5,747
 5.75% 2003                                                     520           518
 7.875% 2004                                                    750           813
 11.625% 2004                                                 3,750         4,663
 6.50% 2005                                                   3,000         3,071      9.25
 3.55% 2007 (3)                                               1,016         1,005
 6.125% 2007                                                  5,295         5,301
 7.25% 2007                                                   1,545         1,558
 4.75% 2008                                                   4,500         4,096
 5.625% 2008                                                  2,350         2,281
 10.375% 2009                                                   715           844
 7.50% 2016                                                   1,000         1,107
 7.125% 2023                                                    625           678
 3.694% 2028 (3)                                              3,194         3,004
Fannie Mae: (2)
 5.625% 2004                                                  2,750         2,668
 5.75% 2005                                                   5,000         4,839      2.09
 6.00% 2008                                                   4,250         4,071
Government National Mortgage Assn.: (2)
 9.00% 2020-2024                                                963          1015
 8.50% 2021                                                     314           327
 7.00% 2026-2029                                              3,841         3,767      1.74
 6.00% 2029                                                    2389          2217
 6.50% 2029                                                    2396          2290
Komercni Finance BV 9.00%/10.75% 2008 (1,4)                   7,575         6,912      1.25
Airplanes Pass Through Trust, pass-through                    5,864         5,570      1.01
 certificates, Series 1, Class C, 8.15%  2019 (2)
Columbia/HCA Healthcare Corp.:
 6.125% 2000                                                  2,000         1,946
 7.00% 2007                                                     900           787       .80
 8.85% 2007                                                   1,000           970
 8.70% 2010                                                     750           716
Transener SA 9.25% 2008 (4)                                   4,500         3,746       .68
Korea (Republic of) 8.875% 2008                               3,000         3,100       .56
Colombia (Republic of):
 7.625% 2007                                                    600           467       .53
 8.70% 2016                                                   3,500         2,490
PDVSA Finance Ltd.:
 7.40% 2016                                                   1,000           719       .51
 7.50% 2028                                                   3,000         2,112
Grupo Financiero Banamex Accival, SA de CV 0%                 2,852         2,561       .46
 2002 (2,4)
Time Warner Inc., Pass-Through Asset Trust, 1997-1,           2,500         2,486       .45
 6.10% 2001 (2,4)
DLJ Mortgage Acceptance Corp.: (2)
 Series 1997-CF1, Class A1A, 7.40% 2006 (4)                     641           651       .45
 Series 1996-CF1, Class A1A, 7.28% 2028                       1,808         1,827
Hutchison Whampoa Finance Ltd.: (4)
 7.45% 2017                                                   1,500         1,281       .37
 Series C, 7.50% 2027                                           900           749
                                                              2,000         2,018       .36
Samsung Electronics Co., Ltd. 7.45% 2002 (4)                  2,000         1,938       .35
Skandinaviska Enskilda Banken 6.875% 2009                     2,000         1,905       .34
Nationslink Funding Corp., Series 1999-1, Class D,            2,000         1,883       .34
 7.10% 2031 (2)
Croatian Government, Series B, 6.456% 2006 (1)                2,164         1,779       .32
Hyundai Semiconductor America, Inc. 8.25% 2004 (4)            2,000         1,723       .31
Nabisco, Inc. 6.375% 2035 (1)                                 1,745         1,653       .30
Poland (Republic of) Past Due Interest Bonds: (1)
 Bearer 5.00% 2014                                            1,400         1,238
 Registered 5.00% 2014                                          450           398       .30
McDermott Inc. 9.375% 2002                                    1,500         1,556       .28
Reliance Industries Ltd.:
 8.125% 2005                                                    550           516       .27
 10.25% 2097 (4)                                              1,250         1,002
Royal Caribbean Cruises Ltd. 7.25% 2006                       1,500         1,463       .26
Household Finance Corp. 6.40% 2008                            1,500         1,417       .26
Svenska Handelsbanken 8.125% 2007                             1,075         1,112       .20
Mirage Resorts, Inc. 6.75% 2008                               1,200         1,080       .20
CSFB Finance Co. Ltd., Series 1995-A, 5.969%                  1,250         1,078       .19
 2005 (1,2,4)
Liberty Media Corp. 7.875% 2009 (4)                           1,000         1,001       .18
Corporacion Andina de Fomento 7.75% 2004                      1,000           999       .18
British Sky Broadcasting Group PLC  8.20% 2009 (4)            1,000           992       .18
Mass Transit Railway Corp. 7.50% 2009                         1,000           988       .18
Merita Bank Ltd. 6.50% 2006                                   1,000           955       .17
Banco General, SA 7.70% 2002 (4)                              1,000           948       .17
GMAC Commercial Mortgage Securities, Inc.: (1,2)
 Series 1999-C1, Class D, 7.074% 2033                           500           462       .16
 Series 1999-C1, Class E, 7.074% 2033                           500           427
J.P. Morgan & Co. Inc., Series A, 6.783% 2012 (1)             1,000           880       .16
Structured Asset Securities Corp., pass-through
 certificates,
 Series 1998-RF2, Class A, 8.558% 2022 (1,2,4)                  779           790       .14
Tenaga Nasional Berhad 7.625% 2007 (4)                          815           734       .13
South Africa (Republic of) 8.50% 2017                           700           609       .11
Merrill Lynch Mortgage Investors, Inc., Mortgage
 Pass-Through Certificates,
 Series 1995-C2, Class A-1, 7.113% 2021 (1,2)                   590           587       .11
Pioneer Natural Resources Co. 7.20% 2028                        750           569       .10
USA Waste Services, Inc.:
 6.50% 2002                                                     250           234       .08
 7.00% 2004                                                     250           234
L.A. Arena Funding, LLC, Series 1, Class A,                     500           457       .08
 7.656% 2026 (2,4)
Telefonica de Argentina S.A. 9.125% 2008 (4)                    500           439       .08
                                                                    ------------ -----------
                                                                          147,558     26.64
                                                                    ------------ -----------

Total Bonds and Notes                                                      533,59     96.35
(cost: $565,909,000)                                                ------------ -----------

Short-Term Securities
CORPORATE SHORT-TERM NOTES
General Electric Capital Corp., 5.55% due 10/01/1999           7000          6,99      1.27
                                                                    ------------ -----------
Total Short-Term Securities                                                  6,99      1.27
 (cost: $6,999,000)                                                 ------------ -----------

Total Investment Securities                                                540,59     97.62
(cost: $572,908,000)
Excess of cash and receivable over payables                                 13,19      2.38
                                                                    ------------ -----------
Net Assets                                                          $    553,788   100.00%


(1) Coupon rate may change periodically.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Purchased in a private placement transaction;
    resale may be limited to qualified institutional buyers; resale to the public may require registration.

See Notes to Financial Statements


Capital World Bond Fund
Financial Statements
Statement of Assets and Liabilities
at September 30, 1999      (dollars in thousands)
Assets:
Investment securities at market
 (cost: $572,908)                                                         $540,596
Cash                                                                           145
Receivables for--
 Sales of investments                                       $  48,659
 Sales of fund's shares                                           375
 Forward currency contracts - net                                 612
 Accrued interest                                              11,989       61,635
                                                            ---------    ---------
                                                                           602,376
Liabilities:
Payables for--
 Purchases of investments                                      45,984
 Repurchases of fund's shares                                   1,242
 Forward currency contracts - net                                 902
 Management services                                              295
 Accrued expenses                                                 165       48,588
                                                            ---------    ---------
Net Assets at September 30, 1999--
 Equivalent to $15.41 per share on
 35,930,040 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 200,000,000 shares)                                      $553,788
                                                                         =========

Statement of Operations
for the year ended September 30, 1999
                                  (dollars in thousands)
Investment Income:
Income:
 Interest                                                                  $34,937

Expenses:
 Management services fee                                     $  3,875
 Distribution expenses                                          1,535
 Transfer agent fee                                               551
 Reports to shareholders                                           85
 Registration statement and prospectus                             61
 Postage, stationery and supplies                                 127
 Directors' fees                                                   23
 Auditing and legal fees                                           61
 Custodian fee                                                    201
 Taxes other than federal income tax                               16
 Other expenses                                                    29        6,564
                                                            ---------    ---------
 Net investment income                                                      28,373
                                                                         ---------
Realized Gain and Unrealized Depreciation
 on Investments:
Net realized gain                                                            9,498
Net unrealized (depreciation) appreciation on:
 Investments                                                  (42,986)
 Open forward currency contracts                                2,090
                                                            ---------
  Net unrealized depreciation                                              (40,896)
                                                                         ---------
 Net realized gain and unrealized
  depreciation on investments                                              (31,398)
                                                                         ---------
Net Decrease in Net Assets Resulting
 from Operations                                                           ($3,025)
                                                                         =========

Statement of Changes in Net Assets
(dollars in thousands)
                                                                 Year         Year
                                                                ended        ended
                                                              9/30/99      9/30/98
                                                            ---------    ---------
Operations:
Net investment income                                         $28,373      $34,893
Net realized gain (loss) on investments                         9,498       (6,184)
Net unrealized (depreciation) appreciation
 on investments                                               (40,896)      11,051
                                                            ---------    ---------
 Net (decrease)increase in net
  assets resulting from operations                             (3,025)      39,760
                                                            ---------    ---------
Dividends and Distributions
 Paid to Shareholders:
Dividends from net investment income                          (21,252)     (32,995)
Distributions from net realized gain
 on investments                                               (12,170)     (12,122)
                                                            ---------    ---------
 Total dividends and distributions                            (33,422)     (45,117)
                                                            ---------    ---------
Capital Share Transactions:
Proceeds from shares sold:
 8,667,806 and 7,109,572
 shares, respectively                                         138,397      114,147
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gains on investments:
 1,883,186 and 2,433,725 shares, respectively                  30,005       38,620
Cost of shares repurchased:
 14,112,384 and 16,238,266
 shares, respectively                                        (222,735)    (260,351)
                                                            ---------    ---------
 Net decrease in net assets
  resulting from capital share
  transactions                                                (54,333)    (107,584)
                                                            ---------    ---------
Total Decrease in Net Assets                                  (90,780)    (112,941)
Net Assets:
Beginning of year                                             644,568      757,509
                                                            ---------    ---------
End of year (including undistributed
 net investment income: $1,225 and
 $(10,359), respectively)                                    $553,788     $644,568
                                                            =========    =========



See Notes to Financial Statements


                   Capital World Bond Fund
                Notes to Financial Statements
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

2.   NON-U.S. INVESTMENTS

     INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $5,228,000 for the year ended September 30, 1999.

3.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of September 30, 1999, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $32,312,000, of which $2,984,000 related to appreciated securities and $35,296,000 related to depreciated securities. During the year ended September 30, 1999, the fund realized, on a tax basis, a net capital gain of $4,917,000 on securities transactions. Net gains related to non-U.S. currency transactions of $6,034,000 were treated as an adjustment to ordinary income for federal income tax purposes. In addition, the fund has recognized for tax purposes, losses related to non-U.S. currency transactions totaling $13,476,000 which were realized during the period November 1, 1997 to September 30, 1998. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $572,908,000 at September 30, 1999.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $3,875,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement in effect through October 31, 1998, provided for monthly fees, accrued daily, based on an annual rate of 0.70% of the first $500 million of average net assets; 0.60% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion. The Board of Directors approved an amended agreement effective November 1, 1998, reducing the fees to 0.65% of the first $500 million of average net assets; 0.57% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion. Beginning September 1, 1998, CRMC had voluntarily agreed to waive its management fees in excess of those provided by the amended agreement. As a result, the amount waived in the current year was $25,000.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1999, distribution expenses under the Plan were $1,535,000. As of September 30, 1999, accrued and unpaid distribution expenses were $103,000.

     American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $231,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $551,000.

     DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $45,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $745,257,000 and $791,814,ooo, respectively, during the year ended September 30, 1999.

     As of September 30, 1999, accumulated undistributed net realized gain on investments was $2,332,000 and additional paid-in capital was $582,252,000. The fund reclassified $1,140,000 and 117,000 from undistributed net realized gain to additional paid-in capital and undistributed net investment income, respectively, in the year ended September 30, 1999, as a result of permanent difference between book and tax. The fund also reclassified $4,580,000 of realized currency gains to undistributed net investment income.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $201,000 includes $14,000 that was paid by these credits rather than in cash.
     At September 30, 1999, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies (excluding offset contracts) as follows:


        Non-U.S.        Contract AmountU.S. Valuations  at 9/30/1999
        Currency        --------------- ------------- --------------- -------------
       Contracts                                                         Unrealized
                              Non-U.S.           U.S.         Amount (Depreciation)
                                                                       Appreciation
----------------------------------------------------------------------------------------
Purchases:
 Canadian Dollars
  expiring 10/12/1999      C$3,100,000    $ 2,070,000    $ 2,112,000       $ 42,000
 Euros
  expiring 11/02/1999 to
  1/31/2000                 E4,830,000      5,205,000      5,187,000        (18,000)
 Japanese Yen
  expiring 10/6/1999 to
  12/10/1999              Y326,184,000      2,842,000      3,081,000        239,000
                                       -------------------------------------------------
                                           10,117,000     10,380,000        263,000
                                       -------------------------------------------------
Sales:
 British Pounds
  expiring 10/18/1999 to
  11/02/1999                L4,330,000      6,881,000      7,130,000       (249,000)
 Norwegian Kroner
  expiring 11/29/1999 to
  1/31/2000              N0K26,500,000      3,379,000      3,429,000        (50,000)
 Swedish Kronor
  expiring 1/31/2000      SKr7,000,000        844,000        866,000        (22,000)

                                       -------------------------------------------------
                                           11,104,000     11,425,000       (321,000)
                                       -------------------------------------------------

Forward currency contracts - net                                           $(58,000)
                                                                      ================


Per-Share Data and Ratios
                                             Year   Ended  Septembe     30
                                              1999     1998    1997    1996    1995
Net Asset Value, Beginning of Year          $16.32  $16.40  $16.86  $16.81  $15.33
                                           -----------------------------------------
 Income From Investment Operations:
  Net investment income                        .84     .43     .88    1.09    1.09
  Net gains or losses on securities (both
   realized and unrealized)                   (.88)    .57    (.16)    .16    1.57
                                           -----------------------------------------
   Total from investment operations           (.04)   1.00     .72    1.25    2.66
                                           -----------------------------------------
 Less Distributions:
  Dividends (from net investment income)      (.55)   (.80)   (.95)  (1.08)  (1.18)
  Dividends (from net realized non-U.S.          -       -    (.23)   (.12)      -
  currency gains) (1)
  Distributions (from capital gains)          (.32)   (.28)      -       -       -
                                           -----------------------------------------
   Total distributions                        (.87)  (1.08)  (1.18)  (1.20)  (1.18)
                                           -----------------------------------------
Net Asset Value, End of Year                $15.41  $16.32  $16.40  $16.86  $16.81
                                           =========================================

Total Return (2)                            (.32)%    6.42%   4.38%   7.67%  18.10%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)        $554    $645    $758    $811    $653
 Ratio of expenses to average net assets      1.08%   1.06%   1.07%   1.09%   1.12%
 Ratio of net income to average net assets    4.66%   5.15%   5.21%   6.07%   6.83%
 Portfolio turnover rate                    129.25% 100.92%  79.00%  91.27% 104.96%




(1) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
(2)  Excludes maximum sales charge of 4.75%.


Independent Auditors' Report

To the Board of Directors and Shareholders of Capital World Bond Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "fund"), including the investment portfolio, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
October 29, 1999


Tax Information (unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

 Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 17% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

 Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

 The fund designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

 SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.